Exhibit 99.2

The following unaudited pro forma consolidated financial statements give effect to the merger as described in the proxy statement. The acquisition will be a business combination accounted for in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Accordingly, for accounting purposes, the fair value of the assets received and liabilities assumed will be recorded on our balance sheet. The difference between the purchase price and the net fair value of the acquired assets and liabilities will be recorded as goodwill or other intangible assets. The intangible assets, other than goodwill, will be amortized to expense over their estimated useful live. Goodwill, however, is of an indefinite life and will be tested at least annually for impairment.

Acquisition-related transaction costs (i.e., advisory, legal, accounting, valuation, and other professional or consulting fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred and the services are received. Costs incurred associated with the issuance of our common stock as the consideration for the acquisition will be accounted for as a reduction of additional paid in capital or retained earnings.

The unaudited pro forma consolidated financial statements are based on (1) the historical financial statements and related notes of Hickok Incorporated for the 9 months ended June 30, 2016 which were attached to Form 10-Q for the period ended June 30, 2016, and (2) the historical financial statements of the Operations of Federal Hose Business which are attached to this Form 8-K/A as Exhibit 99.1 and Exhibit 99.2. The unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements and related notes and the historical financial statements of the Operations of Federal Hose Business.

The unaudited pro forma consolidated balance sheet reflects that the acquisition took place on July 1, 2016. The unaudited consolidated statement of income reflects that the acquisition took place as of October 1, 2015. The unaudited pro forma information is presented for illustration purposes only and in accordance with the assumptions set forth below. This information is not necessarily indicative of the operating results or the financial position that would have occurred if the acquisition had been consummated on the dates indicated nor is it necessarily indicative of future operating results or financial position of the combined company. The unaudited pro forma consolidated financial information does not reflect any adjustments to reflect any cost savings or other synergies as a result of the acquisition.

HICKOK INCORPORATED and SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET

ASSETS
	Hickok Incorporated 6/30/2016 Unaudited	Operations of Federal Hose Business 6/30/2016 Actual	Pro Forma Adjustments		Combined

CURRENT ASSETS:
Cash and cash equivalents	$256,051	$30,097	$-		$286,148
Accounts receivable-less allowance for	793,935	834,720
doubtful accounts of $11,640 (Hickok)			-		1,628,655
Inventories-less allowance for obsolete	1,948,674	1,755,879
inventory of $199,987 (Hickok)			-		3,704,553
Deferred income taxes-less valuation
allowance of $142,100	-	-	-	(d)	-
Prepaid expenses	53,163	9,909	-		63,072

Total Current Assets	3,051,823	2,630,605	-		5,682,428

PROPERTY, PLANT AND EQUIPMENT:
Land	233,479	-	-		233,479
Buildings	1,440,138	309,221	(309,221)	(a)	1,440,138
Machinery and equipment	2,608,104	470,451	298,549	(a)	3,377,104

	4,281,721	779,672	(10,672)		5,050,721
Less accumulated depreciation	3,741,437	471,471	(471,471)	(a)	3,741,437

	540,284	308,201	460,799		1,309,284

OTHER ASSETS:
Deferred income taxes-less valuation
allowance of $4,106,800	-	-	-	(d)	-
Notes receivable-long-term	4,100	-	-		4,100
Customer list	-	-	1,280,000	(a)	1,280,000
Goodwill	-	-	1,777,656	(a)	1,777,656
Deposits	750	-	-		750

	4,850	-	3,057,656		3,062,506

Total Assets	$3,596,957	$2,938,806	$3,518,455		$10,054,218

LIABILITIES AND STOCKHOLDERS' EQUITY
	Hickok Incorporated 6/30/2016 Unaudited	Operations of Federal Hose Business 6/30/2016 Actual	Pro Forma Adjustments		Combined

CURRENT LIABILITIES:
Short-term financing - related party	$250,000	$-	$-		$250,000
Convertible notes payable - related party	200,000	-	-		200,000
Lease payable	54,627	-	-		54,627
Accounts payable	190,718	475,513	-		666,231
Note payable - related party	-	-	229,959	(a)	229,959
Note payable - related party	-	-	166,116	(a)	166,116
Accrued payroll and related expenses	132,707	-	-		132,707
Accrued expenses	472,268	130,217	-		602,485
Accrued taxes other than income	27,211	-	-		27,211

Total Current Liabilities	1,327,531	605,730	396,075		2,329,336

LONG-TERM LIABILITIES:
Lease payable	151,964	-	-		151,964
Note payable - related party	-	-	2,538,703	(a)	2,538,703
Note payable - related party	-	-	1,833,884	(a)	1,833,884

Total Long-term Liabilities	151,964	-	4,372,587		4,524,551

STOCKHOLDERS' EQUITY:
Common shares - no par value
Class A 10,000,000 share authorized, 1,179,144 shares issued (Hickok); 911,250 shares issued (Pro forma)	1,261,188	-	847,463	(a) (f)	2,108,651
Class B 2,500,000 convertible shares authorized, 475,533 shares issued (Hickok);303,750 shares issued (Pro forma)	474,866	-	235,406	(a) (f)	710,272
Preferred 1,000,000 shares authorized, no shares outstanding	-	-	-		-
Contributed capital	1,741,901	-	-		1,741,901
Treasury shares - 15,795
Class A shares and 667
Class B shares	(253,341)	-	-		(253,341)
Retained earnings	(1,107,152)	2,333,076	(2,333,076)	(i)	(1,107,152)

Total Stockholders' Equity	2,117,462	2,333,076	(1,250,207)		3,200,331

Total Liabilities and Stockholders' Equity	$3,596,957	$2,938,806	$3,518,455		$10,054,218

(a)Record the purchase of assets and
liabilities assumed from the Operations of Federal Hose Business along with the issuance of notes payable and Class A and Class B common shares per the merger agreement. Difference recorded as goodwill and other intangibles.
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Federal Hose:
Consideration	Shares	Price
Common stock Class A	911,250	$0.93	$847,463
Common stock Class B	303,750	$0.78	235,406
Note payable			2,768,662
Note payable - working capital			2,000,000

Total "Cash Equivalent" Equity & debt			5,851,531

Assumed liabilities			605,730

Total Consideration			6,457,261

Assets
Current assets			$2,630,605
Fixed assets			769,000
Customer list			1,280,000
Goodwill			1,777,656

Liabilities
Current liabilities			(605,730)

			$5,851,531

(b)To eliminate management fee - not part of purchase.			(180,000)

(c)To eliminate acquisition costs of transaction.			(225,000)

(d)Hickok Incorporated has historically had a 100% tax valuation allowance. The pro forma information does not reanalyze the valuation allowance. Assumes no provision for income taxes, as the net operating losses are assumed to be utilized.			-

(e)These pro forma financial statements do not include interest expense on notes payable issued as part of the transaction. Principal and interest payments will not begin until 2017. Both notes are at a 4% interest rate.			-

(f)Based on the share price per valuation report obtained from third party valuation specialist dated July 1, 2016.			-

(g)To amortize the Customer list intangible over 11 years straight-line.			87,000

(h)To record depreciation based on step-up basis of fixed assets acquired.			69,000

(i)Eliminate retained earnings from the Operations of Federal Hose Business.			(2,333,076)

(1)Represents financial information for the Operations of Federal Hose Business for the nine months ended June 30, 2016. Note their year-end is December 31.

HICKOK INCORPORATED and SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
  STATEMENT of INCOME
For the Nine Months Ended June 30, 2016
	Hickok Incorporated Unaudited	Operations of Federal Hose Business Actual (1)	Pro Forma Adjustments		Combined

NET SALES:
Product sales	$3,770,950	$5,984,808	$-		$9,755,758
Service sales	182,790	-	-		182,790

Total Net Sales	3,953,740	5,984,808	-		9,938,548

COSTS AND EXPENSES:
Cost of product sold	2,081,508	4,339,093	-		6,420,601
Cost of services sold	122,987	-	-		122,987
Product development	777,889	-	-		777,889
Marketing and administrative expenses	1,488,461	818,976	(180,000) (225,000) 87,000 69,000	(b) (c) (g) (h)	2,058,437

Interest charges	8,179	-	-	(e)	8,179
Other income	(5,556)	-	-		(5,556)

Total Costs and Expenses	4,473,468	5,158,069	(249,000)		9,382,537

Income (Loss) before Provision for Income Taxes	(519,728)	826,739	249,000		556,011
Provision For Income Taxes:
Current	-	-	-		-
Deferred	-	-	-		-

	-	-	-	(f)	-

Net Income (Loss)	$(519,728)	$826,739	$249,000		$556,011

NET Income (LOSS) PER COMMON SHARE - BASIC	$(.32)	$-	$-		$.19

NET Income (LOSS) PER COMMON SHARE - DILUTED	$(.32)	$-	$-		$.19

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING	1,638,215	-	1,215,000		2,853,215

(1)Represents financial information for the Operations of Federal Hose Business for the nine months ended June 30, 2016. Note their year-end was December 31.